UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2019

NORTHERN TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-36609	36-2723087
(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of stockholders (the “2019 Annual Meeting”) of Northern Trust Corporation (the “Corporation”) was held on April 23, 2019, in Chicago, Illinois for the purposes of: (i) electing 13 directors to serve on the Board of Directors until the 2020 annual meeting or their successors are elected and qualified; (ii) approving, by an advisory vote, 2018 named executive officer compensation; (iii) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2019 fiscal year; (iv) considering a stockholder proposal regarding additional disclosure of political contributions; and (v) considering a stockholder proposal regarding the right of stockholders to call a special meeting of the stockholders. Stockholders representing 198,837,777 shares, or 91.00% of the Corporation’s common stock as of the February 25, 2019 record date, voted in person or by proxy. Final voting results are as follows.

Election of Directors
All 13 nominees for director named in the proxy statement for the 2019 Annual Meeting were elected by the votes set forth in the table below.

Nominee	For	Against	Abstentions	Broker Non-Votes
Linda Walker Bynoe	179,276,231	5,541,073	129,462	13,891,011
Susan Crown	181,401,554	3,395,820	149,392	13,891,011
Dean M. Harrison	184,168,084	576,413	202,269	13,891,011
Jay L. Henderson	174,590,214	10,152,342	204,210	13,891,011
Marcy S. Klevorn	184,276,597	492,324	177,845	13,891,011
Siddharth N. (Bobby) Mehta	183,344,724	1,440,907	161,135	13,891,011
Michael G. O’Grady	181,409,328	3,266,418	271,020	13,891,011
Jose Luis Prado	183,611,110	1,184,717	150,939	13,891,011
Thomas E. Richards	184,175,462	576,909	194,395	13,891,011
Martin P. Slark	183,668,855	1,118,964	158,947	13,891,011
David H. B. Smith, Jr.	184,104,602	650,840	191,324	13,891,011
Donald Thompson	184,218,715	570,545	157,506	13,891,011
Charles A. Tribbett III	181,509,940	3,282,454	154,372	13,891,011

Approval of 2018 Named Executive Officer Compensation
The 2018 named executive officer compensation was approved, on an advisory basis, by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
179,010,517	5,571,876	364,373	13,891,011

Ratification of Appointment of KPMG LLP
The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2019 fiscal year was ratified by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
196,344,462	2,316,424	176,891	—

Consideration of Stockholder Proposal Regarding Additional Disclosure of Political Contributions

The stockholder proposal regarding additional disclosure of political contributions was defeated by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
46,755,244	136,561,705	1,629,817	13,891,011

Consideration of Stockholder Proposal Regarding the Right of Stockholders to Call a Special Meeting of the Stockholders

The stockholder proposal regarding the right of stockholders to call a special meeting of the stockholders was defeated by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
64,620,206	119,849,713	476,847	13,891,011

Item 8.01.	Other Events.
On April 22, 2019, the Corporation’s independent directors selected Jay L. Henderson to succeed John W. Rowe as the Corporation’s Lead Director following Mr. Rowe’s retirement from service as a director of the Corporation, effective upon the conclusion of Mr. Rowe’s term at the 2019 Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Date:	April 24, 2019	By:	/s/ Susan C. Levy
Susan C. Levy
Executive Vice President, General Counsel and Corporate Secretary